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                                                                    Exhibit 99.1


[GRAPHIC APPEARS HERE]                                              NEWS RELEASE
NORTHWESTERN                                                            NYSE:NOR
CORPORATION



CONTACTS:

INVESTORS:                                   MEDIA:

Elizabeth A. Evans                           Roger Schrum
605-978-2929                                 605-978-2856
liz.evans@northwestern.com                   paul.wyche@northwestern.com


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                        NORTHWESTERN CORPORATION TO OFFER
                       SENIOR NOTES IN RULE 144A OFFERING

SIOUX FALLS, S.D. - MARCH 1, 2002 - NORTHWESTERN CORPORATION (NYSE:NOR) Northwestern Corporation today announced its intent to offer $700,000,000 estimated aggregate principal amount of its Senior Notes (the"Notes") in a transaction exempt from the registration requirements of the Securities Act of 1933, as amended (the "Act"). Northwestern Corporation intends to use the net proceeds of the offering to repay a portion of the acquisition term loan of Northwestern Corporation's new $1.0 billion credit facility, which was used to finance the cash portion of the consideration for the acquisition of The Montana Power, L.L.C., completed on February 15, 2002. The Notes have not been registered under the Securities Act of 1933 and may not be offered or sold in the United States absent registration under such Act or an applicable exemption from the registration requirements thereunder.

         STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995: All statements contained herein, as well as statements made in press releases and oral statements that may be made by us or by officers, directors or employees acting on our behalf, that are not statements of historical fact constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other factors that could cause our actual results to be materially different from historical results or from any future results expressed or implied by such forward-looking statements. Among the factors that could cause our actual results to differ materially are: the adverse impact of weather conditions; unscheduled generation outages; maintenance or repairs; unanticipated changes to fossil fuel or gas supply costs or availability due to higher demand, shortages, transportation problems or other developments; developments in the federal and state regulatory environment and the terms associated with obtaining regulatory approvals; costs associated with environmental liabilities and compliance with environmental laws; the rate of growth and economic conditions in our service territories and those of our subsidiaries; the speed and degree to which competition enters the industries and markets in which our businesses operate; the timing and extent of changes in interest rates and fluctuations in energy-related commodity prices; risks associated with acquisitions, transition and integration of acquired companies, including implementation of information systems and realizing efficiencies in excess of any related restructuring charges; reduction of minority interest basis requiring us to recognize an increased share of operating losses at certain of our subsidiaries; our ability to recover transition costs; approval of our default supply contract portfolio by the MPSC; disruptions and adverse effects in the capital market due to the changing economic environment; our credit ratings with Moody's and Standard & Poor's; changes in customer usage patterns and preferences; and changing conditions in the economy, capital markets and other factors identified from time to time in our filings with the SEC.

    Any forward-looking statement speaks only as of the date on which such statement is made, and, except as required by law, we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which such statement is made or to reflect the occurrence of unanticipated events. New factors emerge from time to time and it is not possible for management to predict all such factors.